Allstate Life Insurance Company
Allstate Financial Advisors Separate Account I

Supplement dated August 16, 2016
To Allstate Life Insurance Company
Prospectus dated April 29, 2016

Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A

Supplement dated August 16, 2016
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read and retained with the current Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

We are issuing this Supplement to reflect changes to the AST Money Market Portfolio of Advanced Series Trust.  Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own.

AST Money Market Portfolio – Conversion to AST Government Money Market Portfolio

At a meeting of the Board of Trustees of Advanced Series Trust, the Board approved changes to the AST Money Market Portfolio’s (the “Portfolio”) investment policies, in order to qualify the Portfolio as a government money market fund.  Pursuant to the investment policy changes approved by the Board, the Portfolio will be managed as a government money market fund, which means that it will invest at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or other government securities.  In recognition of these investment policy changes, the Board also approved changing the name of the Portfolio, to be known as the AST Government Money Market Portfolio.  As a government money market fund, the Portfolio will seek to maintain a stable $1.00 NAV and will not implement redemption gates or liquidity fees.

Accordingly, effective on or about September 12, 2016, the AST Money Market Portfolio will change its name to the AST Government Money Market Portfolio, and the Portfolio will be managed as a government money market fund.

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We thus make the following changes to your Annuity Prospectus:

(1) The annual expenses for the AST Government Money Market Portfolio are shown below.  The table captioned “Underlying Mutual Fund Portfolio Annual Expenses” in the “Summary of Contract Fees and Charges” section of the Prospectus is revised as follows:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)

FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Government Money Market Portfolio*	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.02%	0.57%

AST Government Money Market The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule:  0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets.  This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust's Board of Trustees.

(2) In the section captioned “Variable Investment Options” the table providing a summary description of the Portfolio is revised as follows:

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Government Money Market Portfolio (formerly AST Money Market Portfolio)	Seeks high current income and maintain high levels of liquidity.	PGIM, Inc.

(3) Effective on or about September 12, 2016, all references to the “AST Money Market Portfolio” are hereby changed to the “AST Government Money Market Portfolio.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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